                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  FORM 8-K/A


                          PURSUANT TO SECTION 13 OR
                 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT: MAY 1, 1996


                                 BANCTEC, INC.
            (Exact name of registrant as specified in its charter)

           DELAWARE                  0-9859                   75-1559633
    (State or other jurisdiction     (Commission File      (I.R.S. Employer
     of incorporation )              Number)               Identification No.)

     4435 SPRING VALLEY ROAD, DALLAS, TX                    75244
     (Address of principal executive offices)            (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE, 214/450-7700

                                  FORM 8-K/A
                                  (CONTINUED)
ITEM 5.   OTHER EVENTS
          ------------

          Since the acquisition of Recognition International Inc., ("Recognition") on October 12, 1995, BancTec, Inc., ("BancTec") has received numerous requests for a historical combination of the financial results of the two companies. In an effort to satisfy these requests, BancTec has prepared the proforma financial statements contained in Item 7 of this report. These numbers have not been audited and are not presented with the implication that they would be indicative of the results of operations if the two companies had been combined during the time periods reported. The presentation of the numbers is purely historical and does not reflect any efficiencies which may have been realized at the times reported or which may be realized in the future.

ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS
          --------------------------------

          The following unaudited proforma information combines the results of operations and balance sheets for BancTec and Recognition from January 1, 1994. The pro forma information is based on the historical financial statements of BancTec and Recognition and reflects the issuance of 0.59 of a share of BancTec common stock for each share of Recognition common stock. The historical results of Recognition used to compile this information have been restated to conform its method of accounting for field spares and expendable parts inventory to be consistent with the BancTec method. Certain maintenance revenue and cost of sales for Recognition have been reclassified to software revenue and cost of sales, respectively.

          The consolidated balance sheet data as of December 31, 1995, is that of the combined company. The consolidated balance sheet data for all other periods includes the balance sheet data for BancTec on the date noted, combined with consolidated balance sheet data of Recognition as of the last day of the month noted. The consolidated statement of operations for the three months ended December 31, 1995, is that of the combined company. The consolidated statement of operations for all other periods includes BancTec's results for the periods noted, combined with Recognition's results for the three month period ending on the last day of the month noted.

          Management believes that these pro forma statements are not indicative of the results that would have occured if the combinations had been in effect on the dates indicated or which may be obtained in the future. Anticipated efficiencies from the consolidation of the entities are not fully determinable, and, therefore, have been excluded from these pro forma results of operations.

                                 BANCTEC, INC.
                      UNAUDITED PRO FORMA BALANCE SHEETS
                            (Dollars in thousands)

                                                                   December 31,       September 24,    June 25,       March 26,
                                                                      1995                1995           1995           1995
                                                                  -------------     ---------------   -----------   ------------

                                        ASSETS
CURRENT ASSETS:

        Cash and cash equivalents                                       $22,010            $34,300        $53,505        $52,233
        Short-term investments                                            4,864              5,028            633            604
        Accounts receivable, net                                        106,189            131,729        118,583        131,767
        Inventories                                                      76,930             88,643         84,602         76,831
        Other                                                            25,873             23,499         21,943         20,327
                                                                  -------------     --------------    -----------   ------------
                  Total current assets                                  235,866            283,199        279,266        281,762
                                                                  -------------     --------------    -----------   ------------
PROPERTY, PLANT AND EQUIPMENT-NET                                        75,557             81,756         80,937         80,057
EXCESS OF COST OVER NET ASSETS OF ACQUIRED BUSINESS-NET                  91,503             99,785        100,421        101,497
OTHER INTANGIBLE ASSETS-NET                                               1,607              9,286          9,850         15,714
OTHER ASSETS                                                             35,815             26,699         27,562         22,728
                                                                  -------------     --------------    -----------   ------------
TOTAL ASSETS                                                           $440,348           $500,725       $498,036       $501,758
                                                                  =============     ==============    ===========   ============
                                       LIABILITIES

CURRENT LIABILITIES:
        Revolving credit facilities                                     $21,542            $16,871        $19,874        $19,383
        Current maturities of long-term debt                             13,593             16,031         17,949         22,224
        Trade accounts payable                                           24,243             28,599         28,909         35,183
        Other accrued expenses and liabilities                           91,378             88,271         83,783         78,423
        Deferred revenue                                                 38,024             37,285         34,759         36,409
                                                                  -------------     --------------    -----------   ------------
                  Total current liabilities                             188,780            187,057        185,274        191,622
                                                                  -------------     --------------    -----------   ------------

LONG-TERM DEBT, less current maturities                                  82,972             88,756         92,049         94,181
OTHER LIABILITIES                                                        12,395              8,264          8,582          9,212
COMMITMENTS AND CONTINGENCIES
MINORITY INTEREST                                                             -                  -              -              -
STOCKHOLDERS' EQUITY
           Common stock                                                     199                198            198            197
           Treasury stock                                                  (388)              (388)          (388)          (388)
           Additional paid-in capital                                   191,709            190,898        190,369        189,755
           Retained earnings (deficit)                                  (29,134)            32,685         28,027         24,349
           Foreign currency translation adjustments                      (2,866)            (3,307)        (1,796)        (2,734)
           Unearned compensation                                         (3,319)            (3,438)        (4,279)        (4,436)
                                                                  -------------     ---------------   -----------   ------------
                     Total stockholders' equity                         156,201            216,648        212,131        206,743
                                                                  -------------     ---------------   -----------   ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                             $440,348           $500,725       $498,036       $501,758
                                                                  =============     ===============   ===========   ============

                                 BANCTEC, INC.
                      UNAUDITED PRO FORMA BALANCE SHEETS
                            (Dollars in thousands)

                                                                   December 25,    September 25,     June 26,       March 27,
                                                                      1994            1994            1994            1994
                                                                  --------------  --------------  -------------  --------------
                                         ASSETS
CURRENT ASSETS:
        Cash and cash equivalents                                      $42,481         $46,791         $45,157         $46,033
        Short-term investments                                             532             545             529             527
        Accounts receivable, net                                       130,277         114,467         116,145         113,711
        Inventories                                                     75,059          86,648          89,605          87,407
        Other                                                           28,178          17,328          16,046          15,227
                                                                 --------------  --------------  -------------  --------------
                  Total current assets                                 276,527         265,779         267,482         262,905
                                                                 --------------  --------------  -------------  --------------
PROPERTY, PLANT AND EQUIPMENT-NET                                       81,323          79,886          77,985          76,047
EXCESS OF COST OVER NET ASSETS OF ACQUIRED BUSINESS-NET                102,886         114,047         113,482         105,837
OTHER INTANGIBLE ASSETS-NET                                             11,133          11,851          12,597          13,400
OTHER ASSETS                                                            25,564          18,608          23,470          22,689
                                                                 --------------  --------------  -------------  --------------
TOTAL ASSETS                                                          $497,433        $490,171        $495,016        $480,878
                                                                 ==============  ==============  =============  ==============

                                       LIABILITIES

CURRENT LIABILITIES:
        Revolving credit facilities                                    $18,179         $19,011         $21,174          $5,933
        Current maturities of long-term debt                            18,969          20,372          12,528          12,426
        Trade accounts payable                                          26,983          30,713          30,713          29,908
        Other accrued expenses and liabilities                          87,498          72,103          60,050          60,597
        Deferred revenue                                                29,736          32,215          29,525          32,864
                                                                 --------------  --------------  -------------  --------------
                  Total current liabilities                            181,365         174,414         153,990         141,728
                                                                 --------------  --------------  -------------  --------------

LONG-TERM DEBT, less current maturities                                 99,359         100,194         105,096         104,220
OTHER LIABILITIES                                                       10,363          12,408          12,009          12,106
COMMITMENTS AND CONTINGENCIES
MINORITY INTEREST                                                            -             766             771           1,210
STOCKHOLDERS' EQUITY
           Common stock                                                    196             196             196             195
           Treasury stock                                                 (388)           (427)           (427)           (427)
           Additional paid-in capital                                  189,255         190,256         189,589         192,397
           Retained earnings (deficit)                                  26,591          19,832          43,176          39,823
           Foreign currency translation adjustments                     (4,431)         (2,284)         (3,868)         (4,688)
           Unearned compensation                                        (4,877)         (5,184)         (5,516)         (5,686)
                                                                 --------------  --------------  -------------  --------------
                     Total stockholders' equity                        206,346         202,389         223,150         221,614
                                                                 --------------  --------------  -------------  --------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $497,433        $490,171        $495,016        $480,878
                                                                 ==============  ==============  =============  ==============

                                 BANCTEC, INC.
                   UNAUDITED PRO FORMA RESULTS OF OPERATIONS
                 (Amounts in thousands, except per share data)

                                            Three Months             Three Months          Three Months          Three Months
                                               Ended                     Ended                 Ended                Ended
                                         December 31, 1995        September 24, 1995       June 25, 1995        March 26, 1995
                                       ----------------------    ---------------------   -----------------   -------------------
REVENUE:
   Equipment and software                            $65,028                   $72,265             $63,420               $69,543
   Maintenance and other services                     59,975                    62,057              61,239                59,013
                                       ---------------------     ---------------------   -----------------   --------------------
                                                     125,003                   134,322             124,659               128,556
                                       ---------------------     ---------------------   -----------------   --------------------
COST OF SALES:
   Equipment and software                             81,200                    49,597              41,820                49,927
   Maintenance and other services                     55,986                    47,615              46,285                45,292
                                       ----------------------    ---------------------   -----------------   --------------------
                                                     137,186                    97,212              88,105                95,219
                                       ----------------------    ---------------------   -----------------   --------------------

            Gross profit                             (12,183)                   37,110              36,554                33,337
                                       ----------------------    ---------------------   -----------------   --------------------

OPERATING EXPENSES:
   Product  development                               12,201                     5,054               4,199                 5,075
   Selling, general and administrative                43,200                    20,552              22,013                27,133
   Goodwill amortization                              14,598                     1,779               1,854                 1,501
                                       ----------------------    ---------------------   -----------------   --------------------
                                                      69,999                    27,385              28,066                33,709
                                       ----------------------    ---------------------   -----------------   --------------------

            Income (loss) from operations            (82,182)                    9,725               8,488                  (372)
                                       ----------------------    ---------------------   -----------------   --------------------

OTHER INCOME (EXPENSE):
   Interest income                                       381                       624                 835                   649
   Interest expense                                   (2,393)                   (2,374)             (2,543)               (2,699)
   Sundry-net                                           (759)                   (1,035)                518                 1,533
                                       ----------------------    ---------------------   -----------------   ---------------------
                                                      (2,771)                   (2,785)             (1,190)                 (517)
                                       ----------------------    ---------------------   -----------------   ---------------------

            Income (loss) before income
               taxes and minority interest           (84,953)                    6,940               7,298                  (889)

INCOME TAX PROVISION (BENEFIT):                      (23,136)                    2,283               3,619                   843
                                       ----------------------    ---------------------   -----------------   --------------------

MINORITY INTEREST                                          0                         0                   0                     0
                                       ---------------------     ---------------------   -----------------   --------------------

NET INCOME (LOSS)                                  ($61,817)                    $4,657              $3,679               ($1,732)
                                       =====================     =====================   =================   ====================
NET INCOME (LOSS) PER SHARE                          ($3.02)                     $0.23               $0.18                ($0.09)
WEIGHTED AVERAGE SHARES                              20,457                     20,339              20,169                20,124

                                 BANCTEC, INC.
                   UNAUDITED PRO FORMA RESULTS OF OPERATIONS
                 (Amounts in thousands, except per share data)

                                               Three Months             Three Months        Three Months       Three Months
                                                  Ended                    Ended               Ended              Ended
                                            December 25, 1994      September 25, 1994      June 26, 1994      March 27, 1994
                                            --------------------  ----------------------  -----------------  ------------------
REVENUE:
  Equipment and software                                $82,346                 $61,702            $70,430             $79,917
  Maintenance and other services                         60,388                  57,737             57,141              57,419
                                            -------------------   ---------------------   -----------------  -----------------
                                                        142,734                 119,439            127,571             137,336
                                            -------------------   ---------------------   -----------------  -----------------
COST OF SALES:
  Equipment and software                                 57,226                  55,486             46,464              55,577
  Maintenance and other services                         42,294                  45,494             42,764              42,158
                                            -------------------   ---------------------   -----------------  -----------------
                                                         99,520                 100,980             89,228              97,735
                                            -------------------   ---------------------   -----------------  -----------------

         Gross profit                                    43,214                  18,459             38,343              39,601
                                            -------------------   ---------------------   -----------------  -----------------

OPERATING EXPENSES:
  Product development                                     5,125                   9,227              6,546               5,784
  Selling, general and administrative                    23,484                  22,186             22,977              23,579
  Goodwill amortization                                   2,820                   5,692              1,953               1,745
                                            -------------------   ---------------------   -----------------  -----------------
                                                         31,429                  37,105             31,476              31,108
                                            -------------------   ---------------------   -----------------  -----------------

         Income (loss) from operations                   11,785                 (18,646)             6,867               8,493
                                            -------------------    ---------------------   ----------------  -----------------
OTHER INCOME (EXPENSE):
  Interest income                                           613                     740                723                 570
  Interest expense                                       (2,652)                 (2,559)            (2,101)             (1,789)
  Sundry-net                                               (227)                    382                963               1,161
                                            --------------------   ---------------------   ----------------  ------------------
                                                         (2,266)                 (1,437)              (415)                (58)
                                            --------------------   ---------------------  -----------------  ------------------

         Income (loss) before income
           taxes and minority interest                    9,519                 (20,083)             6,452               8,435


INCOME TAX PROVISION (BENEFIT):                           3,256                   3,192              3,537               3,022
                                            --------------------  ----------------------  ----------------  ------------------

MINORITY INTEREST                                           766                       5                439               1,355
                                            --------------------   ---------------------  ----------------  ------------------

NET INCOME (LOSS)                                        $7,029                ($23,270)            $3,354              $6,768
                                            ====================   =====================  ================  ==================

NET INCOME (LOSS) PER SHARE                               $0.35                  ($1.14)             $0.16               $0.26
WEIGHTED AVERAGE SHARES                                  20,276                  20,435             20,357              20,656

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                              BANCTEC, INC.
                              (Registrant)




                              By:/s/Michael D. Kubic
                              -------------------------------------------
                              Michael D. Kubic
                              Vice President, Controller and
                              Assistant Treasurer
                              (Principal Accounting Officer)



Dated:   May 1, 1996